Summary Prospectus February 29, 2016
Virtus Alternative Total Solution Fund
A: VATAX	C: VATCX	I: VATIX	R6: VATRX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information (SAI), annual report and other information about the fund online at virtus.com/products/prospectuses.
You can also get this information at no cost by calling 800-243-1574 or by sending an e-mail to: virtus.investment.partners@virtus.com. If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the prospectus and other information will also be available from your financial intermediary.
The fund’s prospectus and SAI, both dated February 29, 2016, are incorporated by reference into this Summary Prospectus.

Investment Objective
The fund has an investment objective of long-term capital appreciation through investments that have a low correlation to traditional asset classes.
Fees and Expenses
The tables below illustrate all fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Funds. More information about these and other discounts is available from your financial advisor and under “Sales Charges” on page 83 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 94 of the fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I	Class R6
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	1.00%(a)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I	Class R6
Management Fees(b)	2.02%	2.02%	2.02%	2.02%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses
Dividend and Interest Expense on Short Sales	0.29%	0.29%	0.29%	0.29%
Remaining Other Expenses	1.14%	1.14%	1.14%	1.10%
Total Other Expenses	1.43%	1.43%	1.43%	1.39%
Acquired Fund Fees and Expenses	0.04%	0.04%	0.04%	0.04%
Total Annual Fund Operating Expenses(c)	3.74%	4.49%	3.49%	3.45%
Less: Fee Waiver and/or Expense Reimbursement(d)	(0.74)%	(0.74)%	(0.74)%	(0.74)%
Total Annual Fund Operating Expenses After Expense Reimbursement(c)(d)	3.00%	3.75%	2.75%	2.71%

(a)
  The deferred sales charge is imposed on Class C Shares redeemed during the first year only.
(b)
  Management Fees exceed the contractual percentage rate because the Advisory Agreement calculates fees based on Managed Assets rather than based on net assets although the table shows the percentage rate as applied to net assets. Managed Assets means the total assets of the fund, including any assets attributable to borrowings, minus the fund’s accrued liabilities other than such borrowings. Management Fees include management fees paid by the Subsidiary.
(c)
  The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include acquired fund fees and expenses.
(d)
  The fund's investment adviser has contractually agreed to limit the fund's total operating expenses (excluding dividend and interest expenses, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) so that such expenses do not exceed , based on average net assets, 2.60% for Class A Shares, 3.35% for Class C Shares, 2.35% for Class I Shares and 2.34% for Class R6 Shares through March 1, 2017. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under these arrangements for a period of three years following the fiscal year in which such reimbursement occurred.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes an investment of $10,000 in the fund for the time periods indicated. It shows your costs if you sold your shares at the end of the period or continued to hold them. The example also assumes that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that the expense reimbursement agreement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$861	$1,589	$2,335	$4,286
Class C	Sold	$477	$1,291	$2,214	$4,564
	Held	$377	$1,291	$2,214	$4,564
Class I	Sold or Held	$274	$991	$1,730	$3,681
Class R6 Shares	Sold or Held	$270	$987	$1,727	$3,678

Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund's portfolio turnover rate was 369% of the average value of its portfolio.
Investments, Risks and Performance
Principal Investment Strategies
In pursuing its objective, the fund combines several strategies implemented by managers selected and monitored by the fund’s adviser, Virtus Alternative Investment Advisers, Inc. (“VAIA”), with the assistance of Cliffwater Investments LLC (“Cliffwater”), a subadviser to the fund. In selecting managers to act as the other subadvisers to the fund, VAIA and Cliffwater seek to combine the talents of specialized managers in order to provide an alternative solution for fund shareholders, in the sense that the fund provides access to a variety of investment styles and/or asset classes expected to have a low correlation to traditional asset classes. Each subadviser so selected pursues a separate strategy. VAIA may allocate the fund’s assets to subadvisers employing all or a subset of the strategies described below at a given time, and may change the allocations from time to time in its sole discretion without prior notice to shareholders. The fund’s investment strategies include, without limitation, Convertible Arbitrage, Global Macro, Long/Short Equity, Long/Short Credit, Master Limited Partnership, Infrastructure and Real Estate strategies, each as further described below.
Convertible Arbitrage seeks to capitalize on the complexities of the pricing of convertible bonds, which contain both fixed income and equity characteristics. These strategies typically buy a convertible bond while simultaneously shorting the common stock of the same issuer to take advantage of the mispricing of either security.
Global Macro seeks to profit from the movement of the prices of securities across asset classes. Strategies may utilize tactical trend-based models to allocate assets on both the long and short sides to a broad range of markets, including global interest rates, foreign exchange, global stock indices and commodities, often through the use of derivatives.
Long/Short Equity strategies involve long and short global investing. The subadvisers will purchase for the fund securities that they expect to increase in value and sell short securities that they expect to decrease in value. These strategies may make investments across many different industries by gaining both long and short exposure through investments in equities, options, currency forwards, futures, and equity swaps, and/or investments tied to indexes.
Long/Short Credit strategies tactically invest (both long and short) in debt securities of domestic and foreign issuers of all maturities and credit qualities, including high-yield/high-risk fixed income securities (so-called junk bonds), bank loans, distressed debt, corporate bonds, inflation-linked, and emerging market debt securities. The strategies may also tactically invest (both long and short) in foreign currencies.
Master Limited Partnership (MLP) strategies seek to deliver both high yield and stable growth by investing in a portfolio of publicly traded partnerships engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources.
Infrastructure strategies seek to invest in companies designed to help society grow and develop and can include toll roads, airports, pipelines, and electricity plants. Typically these companies benefit from protected revenue streams, and long dated contracts that may include pricing power tied to general levels of inflation. As a result, these companies tend to be less volatile than equities over the long term and generally provide more stable and higher yields.
Real Estate strategies concentrate investments in the real estate industry. The focus of the strategies is equity investments in real estate through Real Estate Investment Trusts (REITs) and Real Estate Operating Companies (REOCs). REITs and REOCs are both types of publicly traded securities representing pools of money invested in income producing properties, including hospitals, malls, hotels, warehouses, office buildings, and apartments, though their distribution patterns and resulting tax considerations differ.
In addition to the investments listed above, the fund may invest in other instruments deemed by the subadvisers as falling within their respective investment strategies, such as sovereign debt, securitized credit instruments, commodity interests, and commodity-linked notes. The fund expects to seek to gain exposure to the commodity markets by investing up to 25% of its total assets in a wholly-owned subsidiary of the fund (the “Subsidiary”) organized as a company under the laws of the Cayman Islands. The fund may invest in derivative instruments, including those referenced above, to pursue its investment objective and to mitigate risk. In seeking its investment objective, the fund will use leverage (e.g., through the use of derivatives), and may actively trade securities. The fund may also engage in short sales of any instrument that the fund is permitted to purchase for investment, with respect to up to 100% of the fund’s net assets. The fund’s use of short sales and investments in derivative instruments will require that the fund set aside liquid assets as necessary to ensure that the fund is able to meet its obligations; as a result, the fund may hold significant amounts of cash, cash equivalents and/or other short-term investments.
In pursuing its investment strategies, the fund may invest without restriction as to issuer capitalization, country, currency, maturity, credit rating or duration. However, from time to time, VAIA may direct one or more subadvisers to limit the fund’s exposure to certain assets or asset classes in an effort to achieve the desired overall exposures for the fund.
The fund is considered non-diversified under federal securities laws, which means that it may concentrate its investments in fewer issuers than permitted for diversified mutual funds.
Principal Risks
The fund may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadvisers expect. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The redemption by one or more large shareholders or groups of shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund including by accelerating the realization of capital gains and increasing the fund’s transaction costs. The principal risks of investing in the fund are:
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  Allocation Risk.  The risk that the fund’s exposure to equities and fixed income securities, or to different asset classes, may vary from the intended allocation or may not be optimal for market conditions at a given time.
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  Call Risk.  The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the fund to reinvest in obligations with lower interest rates than the original obligations and otherwise not benefit fully from the increase in value that other fixed income securities experience when interest rates decline.
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  Commodity and Commodity-linked Instruments Risk.  The risk that investments in commodities or commodity-linked notes will subject the fund’s portfolio to greater volatility than investments in traditional securities, or that commodity-linked instruments will experience returns different from the commodities they attempt to track.
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  Commodity Pool Risk.  The risk that the fund’s regulation as a commodity pool under the Commodity Exchange Act ("CEA") and the rules of the Commodity Futures Trading Commission ("CFTC") will subject the fund to additional costs and/or affect the operations of the fund.
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  Convertible Securities Risk.  The risk that a convertible security held by the fund will be called for redemption at a time and/or price unfavorable to the fund.
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  Counterparty Risk.  The risk that a party upon whom the fund relies to consummate a transaction will default.
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  Credit Risk.   The risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline.
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  Currency Rate Risk.  The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the fund’s shares.
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  Derivatives Risk.  The risk that the fund will incur a loss greater than the fund’s investment in, or will experience greater share price volatility as a result of investing in, a derivative contract.
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  Emerging Market Investing Risk.  The risk that prices of emerging markets securities will be more volatile, or will be more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.
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  Equity Securities Risk.  The risk that events negatively affecting issuers, industries or financial markets in which the fund invests, will impact the value of the stocks held by the fund and thus, the value of the fund’s shares over short or extended periods. Investments in a particular style or in small or medium-sized companies may enhance that risk.
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  Foreign Currency Transactions Risk.  The risk that the fund’s transactions with respect to foreign currency are not successful or have the effect of limiting gains from favorable market movements.
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  Foreign Investing Risk.  The risk that the prices of foreign securities in the fund’s portfolio will be more volatile than those of domestic securities, or will be negatively affected by currency fluctuations, less regulated or liquid securities markets, or economic, political or other developments.
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  High-Yield/High-Risk Fixed Income Securities (Junk Bonds) Risk.  The risk that the issuers of high-yield/high-risk securities in the fund’s portfolio will default, that the prices of such securities will be volatile, and that the securities will not be liquid.
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  Income Risk.  The risk that income received from the fund will vary widely over the short- and long-term and/or be less than anticipated if the proceeds from maturing securities in the fund are reinvested in lower-yielding securities.
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  Inflation-Linked Securities Interest Rate Risk.  The risk that inflation-linked securities will react differently from other fixed income securities to changes in interest rates. The values of inflation-linked securities are anticipated to change in response to changes in “real” interest rates, which represent nominal (stated) interest rates reduced by the expected impact of inflation. Generally, the value of an inflation-linked security will fall when real interest rates rise and will rise when real interest rates fall.

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  Infrastructure-Related Investment Risk.  The risk that the value of the fund’s shares will decrease as a result of conditions, such as general or local economic conditions and political developments, changes in regulations, environmental problems, casualty losses, and changes in interest rates, negatively affecting the infrastructure companies in which the fund invests.
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  Interest Rate Risk.  The risk that when interest rates rise, the values of the fund’s debt securities, especially those with longer maturities, will fall.
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  Leverage Risk.  The risk that leverage created from borrowing or certain types of transactions or instruments, including derivatives, may impair the fund's liquidity, cause it to liquidate positions at an unfavorable time, increase its volatility or otherwise cause it not to achieve its intended result.
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  Liquidity Risk.  The risk that certain securities may be difficult or impossible to sell at the time and price beneficial to the fund.
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  Loan Risk.  The risks that, in addition to the risks typically associated with high-yield/high-risk fixed income securities, loans in which the fund invests may be unsecured or not fully collateralized, may be subject to restrictions on resale and/or some loans may trade infrequently on the secondary market. Loans settle on a delayed basis, potentially leading to the sale proceeds of loans not being available to meet redemptions for a substantial period of time after the sale of the loans.
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  Market Volatility Risk.  The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.
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  Master Limited Partnership Risk.  The risk that the fund’s investments in MLP units will be negatively impacted by tax law changes, changes in interest rates, the failure of the MLP's parent or sponsor to make payments as expected, regulatory developments or other factors affecting the MLP’s underlying assets, which are typically in the natural resources and energy sectors.
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  MLP Tax-Deferred Distribution Risk.  The risk that the fund’s investments in MLPs will cause the fund to receive, and/or to pay to the fund’s shareholders, distributions that represent a return of capital.
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  Multi-Manager Approach Risk.  The risk that, although the investment strategies employed by the subadvisers are intended to be complementary, they may not in fact be complementary and could result in more conflicting transactions, exposure to certain types of securities and/or higher portfolio turnover.
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  Non-Diversification Risk.  The risk that the fund will be more susceptible to factors negatively impacting the securities in its portfolio to the extent that the fund invests more of its assets in the securities of fewer issuers than would a diversified fund.
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  Portfolio Turnover Risk.  The risk that the fund’s principal investment strategies will result in a consistently high portfolio turnover rate. See the “Portfolio Turnover” section above for more information about the impact that portfolio turnover can have on your investment.
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  Real Estate Investment Risk.  The risk that the value of the fund’s shares will be negatively affected by changes in real estate values or economic conditions, credit risk and interest rate fluctuations, changes in the value of the underlying real estate and defaults by lessees and/or borrowers. Investing in real estate through REITs and REOCs also introduces the risk that the fund’s shares will be negatively affected by factors specific to investing through a pooled vehicle, such as through poor management of the REIT or REOC, concentration risk, or other risks typically associated with investing in small or medium market capitalization companies.
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  Short Sales Risk.  The risk that the fund will experience a loss if the price of a borrowed security increases between the date of a short sale and the date on which the fund replaces the security.
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  Short-Term Investments Risk.  The risk that the fund’s short-term investments will not provide the liquidity or protection intended or will prevent the fund from experiencing positive movements in the fund’s principal investment strategies.
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  Subsidiary Risk.  By investing in the Subsidiary, the fund is indirectly exposed to the risks associated with the Subsidiary’s investments, which are generally similar to those that are permitted to be held by the fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is not subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the fund and/or the Subsidiary to operate as described in this prospectus and the fund’s Statement of Additional Information, and could adversely affect the fund.
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  Tax Risk.  The risk that the tax treatment of the fund’s investments may be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the Internal Revenue Service that could affect whether income derived from such investments is “qualified income” under Subchapter M of the Internal Revenue Code, or otherwise alter the character, timing and/or amount of the fund’s taxable income or any gains and distributions made by the fund.
Performance Information
The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.
The bar chart shows the fund’s performance for its first full year of operations. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index. Updated performance information is available at virtus.com or by calling 800-243-1574.

Calendar year total returns for Class A Shares
Returns do not reflect sales charges and would be lower if they did.

Best Quarter:	Q1/2015:	1.82%	Worst Quarter:	Q3/2015:	-5.03%

Average Annual Total Returns (for the periods ended 12/31/15)
Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

	1 Year	Since Inception Class A, C and I (4/23/14)	Since Inception Class R6 (11/19/14)
Class A
Return Before Taxes	-11.40%	-6.68%	—
Return After Taxes on Distributions	-12.94%	-7.99%	—
Return After Taxes on Distributions and Sale of Fund Shares	-6.30%	-5.57%	—
Class C			—
Return Before Taxes	-6.65%	-4.04%	—
Class I			—
Return Before Taxes
Class R6	-5.70%	-3.10%	—
Return Before Taxes	-5.69%	—	-5.75%
HFRX Global Hedge Fund Index (reflects no deduction of fees, expenses or taxes)	-3.64%	-2.86%	-3.38%

HFRX Global Hedge Fund Index is an index designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies, including but not limited to, convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. The index is unmanaged and not available for direct investment.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class A Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.
Management
The fund’s investment adviser is Virtus Alternative Investment Advisers, Inc. (“VAIA”).
The fund’s subadvisers are Cliffwater, Ascend Capital, LLC (“Ascend”), Brigade Capital Management, LP (“Brigade”), Fischer, Francis, Trees & Watts, Inc. ("FFTW"), Graham Capital Management, L.P. (“Graham”), Harvest Fund Advisors LLC (“Harvest”), ICE Canyon LLC (“ICE Canyon”), LaSalle Investment Management Securities, LLC (“LaSalle”), Lazard Asset Management LLC (“Lazard”) and MAST Capital Management, LLC (“MAST”).
Portfolio Management
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  Adnan Akant, PhD,  Head of Currencies at FFTW, is a manager of the fund. Mr. Akant has served as a Portfolio Manager of the fund since November 2015.
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  Kathleen Barchick,  Portfolio Manager at Cliffwater, is a manager of the fund. Ms. Barchick has served as a Portfolio Manager of the fund since inception in April 2014.

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  Frank Bianco, CFA,  Portfolio Manager and Analyst for all capital structure and convertible-based strategies at Lazard, is a manager of the fund. Mr. Bianco has served as a Portfolio Manager of the fund since February 2016.
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  Pablo Calderini,  President and Chief Investment Officer at Graham, is a manager of the fund. Mr. Calderini has served as a Portfolio Manager of the fund since inception in April 2014.
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  Eric Conklin,  Portfolio Manager at Harvest, is a manager of the fund. Mr. Conklin has served as a Portfolio Manager of the fund since inception in April 2014.
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  Malcolm Fairbairn,  Chief Investment Officer at Ascend, is a manager of the fund. Mr. Fairbairn has served as a Portfolio Manager of the fund since inception in April 2014.
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  Stanley J. Kraska, Jr.,  Managing Director at LaSalle, is a manager of the fund. Mr. Kraska has served as a Portfolio Manager of the fund since inception in April 2014.
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  Warun Kumar,  Senior Managing Director and Portfolio Manager at Cliffwater, is a manager of the fund. Mr. Kumar has served as Portfolio Manager of the fund since May 2014.
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  Donald E. Morgan III,  Managing Partner and Portfolio Manager at Brigade, is a manager of the fund. Mr. Morgan has served as a Portfolio Manager of the fund since inception in April 2014.
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  Stephen Nesbitt,  Portfolio Manager at Cliffwater, is a manager of the fund. Mr. Nesbitt has served as a Portfolio Manager of the fund since inception in April 2014.
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  Keith R. Pauley, CFA,  Managing Director at LaSalle, is a manager of the fund. Mr. Pauley has served as a Portfolio Manager of the fund since inception in April 2014.
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  Peter Reed,  Partner and Portfolio Manager at MAST, is a manager of the fund. Mr. Reed has served as a Portfolio Manager of the fund since inception in April 2014.
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  Sean Reynolds,  Managing Director at Lazard, is a manager of the fund. Mr. Reynolds has served as a Portfolio Manager of the fund since inception in April 2014.
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  Amy Robinson,  Portfolio Manager at Cliffwater, is a manager of the fund. Ms. Robinson has served as a Portfolio Manager of the fund since inception in April 2014.
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  Nathan Sandler,  Co-Founder and Managing Partner at ICE Canyon, is a manager of the fund. Mr. Sandler has served as a Portfolio Manager of the fund since inception in April 2014.
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  Cedric Scholtes,  Head of Global Rates and Head of U.S. TIPS Portfolios at FFTW, is a manager of the fund. Mr. Scholtes has served as a Portfolio Manager of the fund since November 2015.
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  David Steinberg,  Chief Investment Officer and Founding Partner at MAST, is a manager of the fund. Mr. Steinberg has served as a Portfolio Manager of the fund since inception in April 2014.
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  Daniel Stern,  Portfolio Manager at Cliffwater, is a manager of the fund. Mr. Stern has served as a Portfolio Manager of the fund since inception in April 2014.
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  Kenneth G. Tropin,  Founder and Chairman at Graham, is a manager of the fund. Mr. Tropin has served as a Portfolio Manager of the fund since inception in April 2014.
Purchase and Sale of Fund Shares
Minimum initial investments applicable to Class A and Class C Shares:
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  $2,500, generally
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  $100 for Individual Retirement Accounts (IRAs), systematic purchase or exchange accounts
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  No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans
Minimum additional investments applicable to Class A and Class C Shares:
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  $100, generally
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  No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.
For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.
For Class R6 Shares, there is no minimum initial investment and there is no minimum for additional purchases. R6 Shares are available only to funds advised or subadvised by VAIA or one of its affiliates, certain employer-sponsored retirement plans, including Section 401(k), 403(b) and 457, profit-sharing, money purchase pension and defined benefit plans and non-qualified deferred compensation plans, in each case provided that plan level or omnibus accounts are held on the books of the fund.
In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor, broker-dealer or other financial intermediary.
Taxes
The fund’s distributions are taxable to you as either ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment.

No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 Shares. Class R6 Shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to brokers or other entities to assist in, or in connection with, the sale of the fund’s shares.
Ask your financial advisor or visit your financial intermediary’s Web site for more information.
Virtus Alternative Total Solution Fund7

Virtus Mutual Funds
P.O. Box 9874
Providence, RI 02940-8074

8553	2-16